Exhibit 10.5

BRITISH	Ministry of Employment and Investment
COLUMBIA	Energy and Minerals Division	March 5, 2004
	Mineral Titles Branch	TRANS #: 142

Mineral Tenure Act
SECTION 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE:	MINERAL

MINING DIVISION:	LILLOOET

SELLER		PURCHASER
I,	Gerard Gallissant	Andrei Stytsenko
783 MacCleave Ave		1160 - 1040 W. Georgia
Penticton, B.C.		Vancouver, B.C.
V2A 3C4	(250) 492-2959	V6E 4H1	(604) 605-0885
Client Number:	109141	Client Number:	146264

For and in consideration of the sum of Ten dollars ($10.00) paid to me, do hereby sell the interest as specified below in the following mineral titles:

		PERCENTAGE OF
CLAIM NAME OR LEASE TYPE	TENURE NUMBER	TITLE BEING SOLD

RED EAGLE 1	406637	100%
RED EAGLE 2	406638	100%
RED EAGLE 3	406639	100%
RED EAGLE 4	406640	100%

March 5/04	I declare that I have good title to these tenures and every
(Date)	right to sell the same in witness whereof I have today
signed my legal name.
/s/ Eric Olsen
(Signature of Witness)	/s/ Gerard Gallissant
*(Signature of Seller)

* If a corporation, either the corporate seal or signature of a signing office with position in corporation stated.